[GRAPHIC: MFS LOGO]                                     ANNUAL REPORT
INVESTMENT MANGEMENT                                    DECEMBER 31, 2001

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) EMERGING
GROWTH SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
        NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) EMERGING GROWTH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President, General Counsel and Secretary
and Chief Executive Officer
                                                         ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President (since August 2000); UAM Fund Services,
Massachusetts Financial services Company, Senior         Senior Vice President (prior to August 2000)
Vice President and Associate General Counsel
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
MARK E. BRADLEY (born 11/23/59) Assistant                President (since September 1996)
Treasurer
Massachusetts Financial Services Company, Vice           JAMES O. YOST (born 06/12/60) Assistant Treasurer
President (since March 1997)                             Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                      to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Dale A. Dutile*                                          business day from 9 a.m. to 5 p.m. Eastern time.
John E. Lathrop*                                         (To use this service, your phone must be equipped
David E. Sette-Ducati*                                   with a Telecommunications Device for the Deaf).

CUSTODIAN                                                For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
AUDITORS                                                 touch- tone telephone.
Deloitte & Touche LLP
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,

The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, the series' Initial Class shares provided a total return of -33.49%, and Service Class shares provided a total return of -33.62%. These returns, which include the reinvestment of any distributions, compare to a return of -19.63% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

We believe our underperformance over the period was primarily a result of our holdings in technology, which was the worst-performing sector in a difficult market environment. Even outside technology, the market was particularly brutal for aggressive growth investors across all sectors. We remained true to our mandate -- which is to be an aggressive growth fund -- at a time when our style was out of favor. And although that hurt performance over the period, our experience has been that staying true to one's style across market cycles generally results in better long-term performance.

One view of what happened in the market is that technology was a massive bubble in 1999 and 2000 that burst. We think, however, the reality was that technology companies had been growing their earnings at a much faster rate than the overall market for years, so this was not a two-year phenomenon.

More importantly, we think that outperformance by technology companies is likely to resume after this downturn. Our analysts and portfolio managers talk daily to CEOs in almost every conceivable industry, and a common theme we hear is that companies that are successful within their given industry, whether it's retail, health care, financial services, or whatever, are those that are leveraging technology better than their competitors.

And whereas, four or five years ago, major corporations looked at technology investing as a way to save costs and improve productivity, it's altogether different now. CEOs today tell us they view technology as an absolute necessity for growing their businesses and staying competitive -- as a driver of earnings, not just as a nice way to save money. Technology has remained the largest weighting in the portfolio because we're long-term investors and we think the corporate appetite for technology has not been diminished, only temporarily put on hold. We would suggest that the market rally we witnessed at the end of the period seemed to support our view, as the technology sector enjoyed some of the strongest gains.

That being said, our approach toward technology has changed over the period. A year or two ago, the companies that were growing faster and were doing better as investments were some of the smaller, newer companies that had niche products. Large corporations were willing to take piece A from company A and piece B from company B to create their own customized solutions.

Today, customers tell us they are less willing to spend the time and money to integrate niche products. We believe companies such as Microsoft are better positioned because they offer a full product set that's more of a turnkey solution -- pull it out of the box, and plug it in. So, to a large degree, we've repositioned our technology holdings into companies we view as having established customer bases, established brands, and a comprehensive set of products.

Another area in which we found opportunity was health care. Our research uncovered a number of smaller, specialty pharmaceutical companies that we believe have attractive product pipelines or have gotten products approved or launched that we're excited about.

Biovail Corp., for example, is a Canadian pharmaceutical company that we felt was well positioned in the generic drug market. There's an unusually large number of blockbuster drugs whose patents are expiring over the next several years, and that creates opportunities for generic companies to offer these drugs at lower prices. Biovail also has a branded pipeline of its own, developing niche pharmaceutical products, and we believe the company has done a good job of executing its business plan.

We have also invested in medical lab companies to participate in a trend by hospitals and doctors to outsource tests to companies that can offer economies of scale. Our research indicated the industry has consolidated down to two main players, Laboratory Corp. of America and Quest Diagnostics; both stocks were in the portfolio at the end of the period.

Advertising-sensitive media firms and business services companies were two other large concentrations in the portfolio. Advertising has historically been one of the first expenses that corporations cut in a slowing economy, and that is exactly what happened in 2001. This hurt the stocks of media firms, including companies that we view as industry leaders, such as Viacom, owner of CBS and other television and radio networks, and Fox Entertainment Group, which markets film and television programming. We used the downturn to buy these stocks opportunistically at what we felt were attractive prices. Our expectation is that advertising spending will rebound in a recovering economy and the market will favor these industry leaders, some of which have gained market share in the downturn.

In the business services area, we have invested in a number of transaction processors. These are firms that offer outsourced services to other companies, such as payroll processor Automatic Data Processing and credit card processor Concord EFS. In part because they offer services that help cut costs for their clients, these firms have performed relatively well in the economic downturn.

Looking at the broader perspective of the overall market, our view is that the events of September 11 pushed out, by perhaps a quarter or two, the economic rebound we had hoped to see in late 2001 or the first half of 2002. In the aftermath of the terrorist attacks, a lot of corporate budgets were frozen, and a lot of planned spending was canceled or postponed.

Of course, the human dimensions of September 11 have rightfully overshadowed any economic considerations. But from a market perspective, we think investors generally have looked at the events as only delaying a recovery in the economy and in corporate spending. After an initial dip, both the market and the portfolio experienced strong performance in the final quarter of 2001. And at the end of the period, most market indices were, in fact, higher than they had been on the day before the attacks.

Did we change the portfolio's positioning in response to the events? No. We do not think September 11 changed the long-term outlook for most of the companies in our portfolio, so there has been no significant change in our strategy or in the way we invest.

    Respectfully,
/s/ Dale A. Dutile         /s/ John E. Lathrop         /s/ David E. Sette-Ducati
    Dale A. Dutile             John E. Lathrop             David E. Sette-Ducati
    Portfolio Manager          Portfolio Manager           Portfolio Manager

Notes to shareholders: Effective March 1, 2001, Dale A. Dutile, John E. Lathrop, and David E. Sette-Ducati were added as co-managers of the series, succeeding John W. Ballen. Effective November 15, 2001, Toni Y. Shimura is no longer a manager of the portfolio.

Effective June 30, 2001, the series' benchmark became the Russell 3000 Growth Index because the series' management team feels this index more accurately reflects the multicap aggressive growth nature of the series. Previously, the series' indices were the Russell 2000 Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ, and the Standard and Poor's 500 Stock Index, a commonly used measure of the broad stock market.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Dale A. Dutile is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the emerging growth portfolios of our mutual funds and variable annuities. He joined MFS in 1994 as a research analyst and was named Investment Officer in 1996, Vice President in 1998, portfolio manager in 2000, and Senior Vice President in 2001. Dale is a graduate of Boston College and has a master's degree from MIT's Sloan School of Management.

John E. Lathrop, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the global telecommunications, global growth, emerging growth, and large-cap growth portfolios for our mutual funds, variable annuities, institutional accounts, and offshore investment products. John joined MFS in 1994 from Putnam Investments, where he had worked as an equity analyst, statistical analyst, and institutional account controller. He was named Vice President of MFS in 1996, portfolio manager in 1999, and Senior Vice President in 2001. He is a graduate of Northwestern University, where he was elected to Phi Beta Kappa with honors in economics, and he earned an M.B.A. degree from Cornell University's Johnson Graduate School of Management. John holds the Chartered Financial Analyst (CFA) designation.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class July 24, 1995
                 Service Class May 1, 2000

Size: $1.5 billion net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2001. Index information is from August 1, 1995.)

                      Emerging                         Russell      Standard &
                    Growth Series      Russell       3000 Growth    Poor's 500
                    - Initial Class   2000 Index       Index        Stock Index
"7/95"                $10,000          $10,000        $10,000        $10,000
"12/97"                16,749           15,130         17,104         18,159
"12/98"                22,471           14,745         23,094         23,349
"12/99"                39,709           17,879         30,905         28,261
"12/00"                31,923           17,339         23,977         25,691
"12/01"                21,234           17,770         19,272         22,639

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS SHARES
                                                            1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                    -33.49%            -5.51%           +54.54%          +112.34%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                -33.49%            -1.87%           + 9.10%          + 12.41%
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
                                                            1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                    -33.62%            -5.76%           +54.13%          +111.76%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                -33.62%            -1.96%           + 9.04%          + 12.36%
------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                            1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index#                                        + 2.49%            +6.42%           + 7.52%          +  9.37%
------------------------------------------------------------------------------------------------------------------------
Russell 3000 Growth Index#                                 -19.63%            -5.85%           + 7.72%          + 10.77%
------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                         -11.88%            -1.02%           +10.70%          + 13.58%
------------------------------------------------------------------------------------------------------------------------
  * For  the  period  from the commencement of the series' investment operations, July 24, 1995, through December 31, 2001.
    Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the annual meeting of shareholders of VIT Emerging Growth Series, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the trust were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                  FOR         AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                             64,757,283.653     1,636,388.781
John W. Ballen                                64,755,836.411     1,637,836.023
Lawrence H. Cohn                              64,726,930.098     1,666,742.336
J. David Gibbons                              64,646,503.181     1,747,169.253
William R. Gutow                              64,742,192.153     1,651,480.281
J. Atwood Ives                                64,758,145.271     1,635,527.163
Abby M. O'Neill                               64,653,666.351     1,740,006.083
Lawrence T. Perera                            64,731,796.761     1,661,875.673
William J. Poorvu                             64,745,609.760     1,648,062.674
Arnold D. Scott                               64,770,824.043     1,622,848.391
J. Dale Sherratt                              64,733,092.879     1,660,579.555
Elaine R. Smith                               64,720,704.428     1,672,968.006
Ward Smith                                    64,667,766.118     1,725,906.316

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              62,098,030.612
Against                                           1,724,197.575
Abstain                                           2,571,444.247

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              61,996,129.271
Against                                           1,433,380.709
Abstain                                           2,964,162.454

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              62,370,383.054
Against                                           1,315,220.572
Abstain                                           2,708,068.808

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending December 31, 2001.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              63,452,683.625
Against                                             432,894.752
Abstain                                           2,508,094.057

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 95.8%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                    VALUE
-------------------------------------------------------------------------------------------------------
  U.S. Stocks - 88.6%
    Aerospace & Defense - 0.1%
      Northrop Grumman Corp.                                          10,300             $    1,038,343
      Teledyne Technologies, Inc.*                                    26,400                    430,056
                                                                                         --------------
                                                                                         $    1,468,399
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Nike, Inc., "B"                                                  107,900             $    6,068,296
-------------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Harley-Davidson, Inc.                                            294,270             $   15,981,804
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.8%
    Bank of America Corp.                                             73,000             $    4,595,350
    Capital One Financial Corp.                                       93,300                  5,033,535
    First Tennessee National Corp.                                    16,200                    587,412
    SouthTrust Corp.                                                  54,700                  1,349,449
                                                                                         --------------
                                                                                         $   11,565,746
-------------------------------------------------------------------------------------------------------
  Biotechnology - 2.8%
    Abbott Laboratories, Inc.                                        286,200             $   15,955,650
    Genentech, Inc.*                                                 166,850                  9,051,612
    Guidant Corp.*                                                   320,700                 15,970,860
    Waters Corp.*                                                     29,400                  1,139,250
                                                                                         --------------
                                                                                         $   42,117,372
-------------------------------------------------------------------------------------------------------
  Business Machines - 2.7%
    Affiliated Computer Services, Inc., "A"*                         169,810             $   18,021,935
    Sun Microsystems, Inc.*                                         1,095,500                13,474,650
    Texas Instruments, Inc.                                          297,800                  8,338,400
                                                                                         --------------
                                                                                         $   39,834,985
-------------------------------------------------------------------------------------------------------
  Business Services - 8.2%
    ARAMARK Corp.*                                                    25,220             $      678,418
    Automatic Data Processing, Inc.                                  347,060                 20,441,834
    BEA Systems, Inc.*                                               185,354                  2,854,452
    BISYS Group, Inc.*                                               246,830                 15,794,652
    Concord EFS, Inc.*                                               733,790                 24,053,636
    DST Systems, Inc.*                                               248,210                 12,373,268
    First Data Corp.                                                 235,494                 18,474,504
    Fiserv, Inc.*                                                    252,830                 10,699,766
    Iron Mountain, Inc.*                                              71,400                  3,127,320
    Nextel Partners, Inc.*                                           137,180                  1,646,160
    Peregrine Systems, Inc.*                                         358,400                  5,315,072
    Robert Half International, Inc.*                                 167,590                  4,474,653
    Sabre Group Holding, Inc., "A"*                                   36,700                  1,554,245
                                                                                         --------------
                                                                                         $  121,487,980
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.9%
    Motorola, Inc.                                                    88,900             $    1,335,278
    Sprint Corp. (PCS Group)*                                        518,520                 12,657,073
                                                                                         --------------
                                                                                         $   13,992,351
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.9%
    Cisco Systems, Inc.*                                             718,838             $   13,018,156
    Dell Computer Corp.*                                             148,800                  4,044,384
    Enterasys Networks, Inc.*                                        573,070                  5,071,670
    Lexmark International, Inc.*                                     278,860                 16,452,740
    Netscreen Technologies, Inc.*                                        530                     11,729
    Riverstone Networks, Inc.*                                       234,707                  3,896,136
                                                                                         --------------
                                                                                         $   42,494,815
-------------------------------------------------------------------------------------------------------
  Computer Software - 2.4%
    Akamai Technologies, Inc.*                                       176,960             $    1,051,142
    Netegrity, Inc.*                                                  32,200                    623,392
    Oracle Corp.*                                                   1,569,437                21,673,925
    Rational Software Corp.*                                         637,120                 12,423,840
                                                                                         --------------
                                                                                         $   35,772,299
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    Mercury Interactive Corp.*                                        33,850             $    1,150,223
    Microsoft Corp.*                                                 327,654                 21,713,631
                                                                                         --------------
                                                                                         $   22,863,854
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.9%
    CheckFree Corp.*                                                   7,740             $      139,320
    Legato Systems, Inc.*                                            224,400                  2,910,468
    SonicWall, Inc.*                                                  26,600                    517,104
    SunGard Data Systems, Inc.*                                      481,210                 13,921,405
    TIBCO Software, Inc.*                                             15,000                    223,950
    VERITAS Software Corp.*                                          530,224                 23,769,942
    webMethods, Inc.*                                                 78,050                  1,308,118
                                                                                         --------------
                                                                                         $   42,790,307
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.1%
    Adobe Systems, Inc.                                              173,720             $    5,394,006
    BMC Software, Inc.*                                               12,500                    204,625
    Cadence Design Systems, Inc.*                                    485,420                 10,640,406
    Citrix Systems, Inc.*                                            159,542                  3,615,222
    Computer Associates International, Inc.                          217,900                  7,515,371
    EMC Corp.*                                                       459,930                  6,181,459
    Extreme Networks, Inc.*                                          104,890                  1,353,081
    McDATA Corp.*                                                    112,471                  2,755,540
    Peoplesoft, Inc.*                                                272,110                 10,938,822
    Quest Software, Inc.*                                            140,000                  3,095,400
    Siebel Systems, Inc.*                                             37,700                  1,054,846
    StorageNetworks, Inc.*                                           157,960                    976,193
    Synopsys, Inc.*                                                  110,158                  6,507,033
                                                                                         --------------
                                                                                         $   60,232,004
-------------------------------------------------------------------------------------------------------
  Conglomerates - 3.6%
    General Electric Co.                                             136,210             $    5,459,297
    Tyco International Ltd.                                          825,095                 48,598,095
                                                                                         --------------
                                                                                         $   54,057,392
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Gillette Co.                                                     164,800             $    5,504,320
-------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Micrel, Inc.*                                                     13,900             $      364,597
-------------------------------------------------------------------------------------------------------
  Electronics - 4.9%
    Alpha Industries, Inc.*                                           58,300             $    1,270,940
    Altera Corp.*                                                    289,810                  6,149,768
    Analog Devices, Inc.*                                            480,502                 21,329,484
    Flextronics International Ltd.*                                  101,045                  2,424,069
    General Motors Corp. "H"                                          36,500                    563,925
    Intersil Holding Corp.*                                          171,200                  5,521,200
    Maxim Integrated Products, Inc.*                                  56,500                  2,966,815
    Microchip Technology, Inc.*                                       19,700                    763,178
    Micron Technology, Inc.*                                         122,700                  3,803,700
    Novellus Systems, Inc.*                                          107,309                  4,233,340
    QLogic Corp.*                                                    185,980                  8,277,970
    Tektronix, Inc.*                                                 310,520                  8,005,206
    Xilinx, Inc.*                                                    190,518                  7,439,728
                                                                                         --------------
                                                                                         $   72,749,323
-------------------------------------------------------------------------------------------------------
  Energy - 0.6%
    Dynegy, Inc.                                                     374,394             $    9,547,047
-------------------------------------------------------------------------------------------------------
  Entertainment - 5.3%
    AOL Time Warner, Inc.*                                           247,800             $    7,954,380
    Clear Channel Communications, Inc.*                              492,620                 25,079,284
    Emmis Broadcasting Corp., "A"*                                    19,200                    453,888
    Entercom Communications Corp.*                                    85,774                  4,288,700
    Fox Entertainment Group, Inc.*                                   363,410                  9,641,267
    Hearst-Argyle Television, Inc.*                                   33,900                    730,884
    Hispanic Broadcasting Corp.*                                      80,300                  2,047,650
    Univision Communications, Inc., "A"*                              31,700                  1,282,582
    USA Networks, Inc.*                                                1,800                     49,158
    Viacom, Inc., "B"*                                               629,820                 27,806,553
                                                                                         --------------
                                                                                         $   79,334,346
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.1%
    American Express Co.                                              86,600             $    3,090,754
    Citigroup, Inc.                                                  488,935                 24,681,439
    Freddie Mac                                                      287,820                 18,823,428
    Goldman Sachs Group, Inc.                                        183,084                 16,981,041
    Household International, Inc.                                     58,500                  3,389,490
    Merrill Lynch & Co., Inc.                                        106,538                  5,552,760
    Morgan Stanley Dean Witter & Co.                                  53,000                  2,964,820
                                                                                         --------------
                                                                                         $   75,483,732
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    Instinet Group, Inc.*                                            137,800             $    1,384,890
    Mellon Financial Corp.                                           123,200                  4,634,784
                                                                                         --------------
                                                                                         $    6,019,674
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.5%
    International Paper Co.                                          178,900             $    7,218,615
-------------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    Caremark Rx, Inc.*                                               161,600             $    2,635,696
    Weight Watchers International, Inc.*                                 820                     27,732
                                                                                         --------------
                                                                                         $    2,663,428
-------------------------------------------------------------------------------------------------------
  Insurance - 3.7%
    AFLAC, Inc.                                                      119,218             $    2,927,994
    American International Group, Inc.                               315,984                 25,089,130
    Arthur J. Gallagher & Co.                                         13,400                    462,166
    Hartford Financial Services Group, Inc.                           94,900                  5,962,567
    MetLife, Inc.                                                    184,500                  5,844,960
    Principal Financial Group, Inc.*                                  18,520                    444,480
    Safeco Corp.                                                      15,900                    495,285
    The St. Paul Cos., Inc.                                          266,400                 11,713,608
    UnumProvident Corp.                                              101,012                  2,677,828
                                                                                         --------------
                                                                                         $   55,618,018
-------------------------------------------------------------------------------------------------------
  Internet - 1.2%
    Openwave Systems, Inc.*                                          127,100             $    1,244,309
    VeriSign, Inc.*                                                  429,844                 16,351,266
                                                                                         --------------
                                                                                         $   17,595,575
-------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Danaher Corp.                                                    151,700             $    9,149,027
-------------------------------------------------------------------------------------------------------
  Media - 0.1%
    McClatchy Co.                                                     17,800             $      836,600
    Westwood One, Inc.*                                               45,200                  1,358,260
                                                                                         --------------
                                                                                         $    2,194,860
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.0%
    Allergan, Inc.                                                   127,732             $    9,586,287
    American Home Products Corp.                                     374,690                 22,990,979
    Applera Corp. - Applied Biosystems Group                         538,290                 21,138,648
    Eli Lilly & Co.                                                  193,100                 15,166,074
    Forest Laboratories, Inc.*                                        14,400                  1,180,080
    Pfizer, Inc.                                                     307,885                 12,269,217
    Schering Plough Corp.                                            150,900                  5,403,729
    Stryker Corp.                                                     15,900                    928,083
                                                                                         --------------
                                                                                         $   88,663,097
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.2%
    Alpharma, Inc.                                                    11,900             $      314,755
    Cardinal Health, Inc.                                             53,600                  3,465,776
    Enzon, Inc.*                                                       6,400                    360,192
    Express Scripts, Inc.*                                           245,980                 11,502,025
    Genzyme Corp.*                                                   301,030                 18,019,656
    HEALTHSOUTH Corp.*                                               330,200                  4,893,564
    IMS Health, Inc.                                                 673,540                 13,140,765
    Laboratory Corporation of America Holdings*                      126,182                 10,201,815
    Lincare Holdings, Inc.*                                          178,600                  5,116,890
    Quest Diagnostics, Inc.*                                          70,560                  5,059,857
    St. Jude Medical, Inc.*                                            6,200                    481,430
    UnitedHealth Group, Inc.*                                         74,200                  5,251,134
                                                                                         --------------
                                                                                         $   77,807,859
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.3%
    BJ Services Co.*                                                  35,900             $    1,164,955
    Cooper Cameron Corp.*                                             27,300                  1,101,828
    El Paso Corp.                                                    313,315                 13,976,982
    Noble Drilling Corp.*                                            103,188                  3,512,520
                                                                                         --------------
                                                                                         $   19,756,285
-------------------------------------------------------------------------------------------------------
  Oils - 2.2%
    Anadarko Petroleum Corp.                                          96,800             $    5,503,080
    Charter Communications, Inc.*                                    779,730                 12,810,964
    EOG Resources, Inc.                                               67,900                  2,655,569
    GlobalSantaFe Corp.                                              404,104                 11,525,046
                                                                                         --------------
                                                                                         $   32,494,659
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.2%
    Andrx Group*                                                      77,372             $    5,447,763
    Barr Laboratories, Inc.*                                          30,300                  2,404,608
    ICN Pharmaceuticals, Inc.                                         15,300                    512,550
    IVAX Corp.*                                                      208,300                  4,195,162
    Mylan Laboratories, Inc.                                          63,400                  2,377,500
    Sepracor, Inc.*                                                   28,300                  1,614,798
    Watson Pharmaceuticals, Inc.*                                     19,100                    599,549
                                                                                         --------------
                                                                                         $   17,151,930
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.8%
    Lee Enterprises, Inc.                                              8,700             $      316,419
    McGraw-Hill Cos., Inc.                                            66,900                  4,079,562
    Meredith Corp.                                                    38,900                  1,386,785
    New York Times Co.                                                35,300                  1,526,725
    Scripps (E.W.) Howard, Inc., "A"                                  11,000                    726,000
    Tribune Co.                                                       83,100                  3,110,433
                                                                                         --------------
                                                                                         $   11,145,924
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Starwood Hotels & Resorts Co.                                    150,300             $    4,486,455
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.7%
    Applebee's International, Inc.                                    20,650             $      706,230
    Brinker International, Inc.*                                     124,900                  3,717,024
    CEC Entertainment, Inc.*                                          65,300                  2,833,367
    Cendant Corp.*                                                   634,700                 12,446,467
    Darden Restaurants, Inc.                                          46,400                  1,642,560
    Jack in the Box, Inc.*                                            17,400                    479,196
    P.F. Chang's China Bistro, Inc.*                                   7,700                    364,210
    Panera Bread Co.*                                                  9,900                    515,196
    Sonic Corp.*                                                      15,200                    547,200
    Starbucks Corp.*                                                 102,900                  1,960,245
                                                                                         --------------
                                                                                         $   25,211,695
-------------------------------------------------------------------------------------------------------
  Retail - 2.8%
    Barnes & Noble, Inc.*                                            157,030             $    4,648,088
    BJ's Wholesale Club, Inc.*                                        41,500                  1,830,150
    Costco Wholesale Corp.*                                          167,900                  7,451,402
    Dollar Tree Stores, Inc.*                                         20,200                    624,382
    Home Depot, Inc.                                                  74,120                  3,780,861
    Kohl's Corp.*                                                     31,400                  2,211,816
    Lowe's Cos., Inc.                                                187,352                  8,695,007
    Sears, Roebuck & Co.                                              33,100                  1,576,884
    Target Corp.                                                     156,900                  6,440,745
    Tiffany & Co.                                                     18,000                    566,460
    Walgreen Co.                                                     130,500                  4,392,630
                                                                                         --------------
                                                                                         $   42,218,425
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.7%
    DeVry, Inc.*                                                         100             $        2,845
    Minnesota Mining & Manufacturing Co.                              56,800                  6,714,328
    SPX Corp.*                                                        25,100                  3,436,190
                                                                                         --------------
                                                                                         $   10,153,363
-------------------------------------------------------------------------------------------------------
  Supermarket - 0.7%
    Kroger Co.*                                                      480,824             $   10,034,797
-------------------------------------------------------------------------------------------------------
  Technology - 0.3%
    Macrovision Corp.*                                                74,000             $    2,606,280
    Palm, Inc.*                                                       40,400                    156,752
    PerkinElmer, Inc.                                                 15,100                    528,802
    Symbol Technologies, Inc.                                         30,700                    487,516
                                                                                         --------------
                                                                                         $    3,779,350
-------------------------------------------------------------------------------------------------------
  Telecommunications - 4.4%
    Amdocs Ltd.*                                                     229,000             $    7,779,130
    CIENA Corp.*                                                     394,484                  5,645,066
    Comverse Technology, Inc.*                                       596,930                 13,353,324
    Crown Castle International Corp.*                                136,800                  1,461,024
    EchoStar Communications Corp.*                                   867,600                 23,832,972
    Juniper Networks, Inc.*                                           74,700                  1,415,565
    L-3 Communications Holding, Inc.*                                 11,700                  1,053,000
    Network Appliance, Inc.*                                          71,700                  1,568,079
    Powerwave Technologies, Inc.*                                     21,900                    378,432
    Qwest Communications International, Inc.                         295,735                  4,178,736
    Time Warner Telecom, Inc.*                                       296,765                  5,249,773
                                                                                         --------------
                                                                                         $   65,915,101
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.5%
    Comcast Corp., "A"*                                              223,200             $    8,035,200
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 2.2%
    American Tower Corp., "A"*                                       577,320             $    5,467,220
    AT&T Wireless Services, Inc.*                                    658,100                  9,456,897
    QUALCOMM, Inc.*                                                  357,300                 18,043,650
                                                                                         --------------
                                                                                         $   32,967,767
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.4%
    Advanced Fibre Communications, Inc.*                              57,410             $    1,014,435
    GlobespanVirata, Inc.*                                            80,000                  1,036,000
    Tekelec Co.*                                                     184,040                  3,332,964
                                                                                         --------------
                                                                                         $    5,383,399
-------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    United Parcel Service, Inc.                                       32,000             $    1,744,000
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    AES Corp.*                                                       226,306             $    3,700,103
    Calpine Corp.*                                                   110,694                  1,858,552
                                                                                         --------------
                                                                                         $    5,558,655
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $1,316,678,127
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.2%
  Bermuda - 1.5%
    Accenture Ltd. (Business Services)*                               97,710             $    2,630,353
    Ace Ltd. (Insurance)                                             308,700                 12,394,305
    Xl Capital Ltd. (Insurance)                                       79,500                  7,263,120
                                                                                         --------------
                                                                                         $   22,287,778
-------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Biovail Corp. (Pharmaceuticals)*                                 232,032             $   13,051,800
    Celestica Inc. (Business Services)*                               45,112                  1,822,074
    Zarlink Semiconductor, Inc. (Electronics)*                       131,800                  1,482,750
                                                                                         --------------
                                                                                         $   16,356,624
-------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                            610,300             $   14,970,659
-------------------------------------------------------------------------------------------------------
  France - 1.6%
    Business Objects S.A., ADR (Computer Software - Systems)*          3,200             $      108,160
    Sanofi-Synthelabo S.A. (Medical & Health Products)               271,300                 20,231,819
    Total Fina Elf S.A., "B" (Oils)                                   23,900                  3,411,484
                                                                                         --------------
                                                                                         $   23,751,463
-------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Fresenius Medical Care AG, Preferred (Medical Supplies)           25,000             $    1,153,310
-------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp. PLC, ADR (Health Products)*                            35,600             $    1,604,136
-------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)             80,440             $    4,957,517
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    STMicroelectronics N.V. (Electronics)                            383,900             $   12,158,113
-------------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Tandberg ASA (Telecommunications)*                                28,100             $      626,177
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Reed International PLC (Publishing)                              168,600             $    1,396,844
    Shire Pharmaceuticals Group PLC (Medical and
      Health Technology and Services)*                                28,700                  1,050,420
    Vodafone Group PLC, ADR (Telecommunications)                     227,291                  5,836,833
                                                                                         --------------
                                                                                         $    8,284,097
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $  106,149,874
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,319,055,824)                                           $1,422,828,001
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.1%
-------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                      $  7,800             $    7,799,617
    Citigroup, Inc., due 1/07/02                                       4,500                  4,498,575
    Federal Home Loan Mortgage Corp., due 1/09/02                     11,300                 11,295,480
    Federal National Mortgage Assn., due 1/02/02                       2,400                  2,399,863
    General Electric Capital Corp., due 1/02/02                       11,770                 11,769,405
    Salomon Smith Barney Holdings, Inc., due 1/15/02 - 1/16/02         8,500                  8,493,677
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $   46,256,617
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.4%
-------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total
      to be received $20,621,050 (secured by various
      U.S. Treasury and Federal Agency obligations in
      a jointly traded account), at Cost                            $ 20,619             $   20,619,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,385,931,441)                                      $1,489,703,618

Other Assets, Less Liabilities - (0.3)%                                                      (3,932,123)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $1,485,771,495
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,385,931,441)        $1,489,703,618
  Investments of cash collateral for securities loaned, at
    identified cost and value                                       180,562,780
  Cash                                                                  692,299
  Foreign currency, at value (identified cost, $2,704)                    2,645
  Receivable for investments sold                                     5,112,034
  Receivable for series shares sold                                   1,199,270
  Interest and dividends receivable                                     536,242
                                                                 --------------
      Total assets                                               $1,677,808,888
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $    7,145,607
  Payable for series shares reacquired                                4,073,641
  Collateral for securities loaned, at value                        180,562,780
  Payable to affiliates -
    Management fee                                                       92,434
    Shareholder servicing agent fee                                       4,314
    Distribution fee                                                        386
  Accrued expenses and other liabilities                                158,231
                                                                 --------------
      Total liabilities                                          $  192,037,393
                                                                 --------------
Net assets                                                       $1,485,771,495
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,988,359,366
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    103,772,296
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (606,360,167)
                                                                 --------------
      Total                                                      $1,485,771,495
                                                                 ==============
Shares of beneficial interest outstanding                          82,654,770
                                                                   ==========
Initial Class shares:
Net asset value, offering price, and redemption price
  per share (net assets of $1,462,468,737 / 81,354,958
  shares of beneficial interest outstanding)                         $17.98
                                                                     ======
Service Class shares:
Net asset value, offering price, and redemption price
  per share (net assets of $23,302,758 / 1,299,812 shares
  of beneficial interest outstanding)                                $17.93
                                                                     ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $    6,774,832
    Interest                                                          4,467,233
    Income on securities loaned                                         949,287
    Foreign taxes withheld                                              (82,655)
                                                                 --------------
      Total investment income                                    $   12,108,697
                                                                 --------------
  Expenses -
    Management fee                                               $   12,684,597
    Trustees' compensation                                               25,500
    Shareholder servicing agent fee                                     591,948
    Distribution fee (Service Class)                                     39,465
    Administrative fee                                                  205,559
    Custodian fee                                                       487,735
    Printing                                                            284,470
    Auditing fee                                                         21,393
    Legal fees                                                            7,518
    Miscellaneous                                                       435,256
                                                                 --------------
      Total expenses                                             $   14,783,441
    Fees paid indirectly                                               (244,890)
                                                                 --------------
      Net expenses                                               $   14,538,551
                                                                 --------------
        Net investment loss                                      $   (2,429,854)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (577,333,241)
    Foreign currency transactions                                       (92,773)
                                                                 --------------
      Net realized loss on investments and foreign currency
        transactions                                             $ (577,426,014)
                                                                 --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (212,944,628)
    Translation of assets and liabilities in foreign currency            26,594
                                                                 --------------
      Net unrealized loss on investments and foreign
        currency translation                                     $ (212,918,034)
                                                                 --------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (790,344,048)
                                                                 --------------
          Decrease in net assets from operations                 $ (792,773,902)
                                                                 ==============

See notes to financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                         2001                      2000
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                 $   (2,429,854)           $     (997,957)
  Net realized gain (loss) on investments and foreign
    currency transactions                                               (577,426,014)               89,814,554
  Net unrealized loss on investments and foreign
    currency translation                                                (212,918,034)             (646,464,227)
                                                                      --------------            --------------
    Decrease in net assets from operations                            $ (792,773,902)           $ (557,647,630)
                                                                      --------------            --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                             $  (83,446,324)           $ (131,948,496)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                                   (883,216)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                        (28,724,688)                     --
  In excess of net realized gains on investments and
    foreign currency transactions (Service Class)                           (304,029)                     --
                                                                      --------------            --------------
      Total distributions declared to shareholders                    $ (113,358,257)           $ (131,948,496)
                                                                      --------------            --------------
Net increase in net assets from series share
  transactions                                                        $   63,671,918            $  885,299,758
                                                                      --------------            --------------
      Total increase (decrease) in net assets                         $ (842,460,241)           $  195,703,632
Net assets:
  At beginning of period                                               2,328,231,736             2,132,528,104
                                                                      --------------            --------------
  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                                  $1,485,771,495            $2,328,231,736
                                                                      ==============            ==============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------------------
INITIAL CLASS SHARES                          2001                2000               1999             1998               1997
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
each period):
Net asset value - beginning of period       $28.85              $37.94             $21.47           $16.13             $13.24
                                            ------              ------             ------           ------             ------
Income (loss) from investment operations# -
  Net investment loss(S)                    $(0.03)             $(0.01)            $(0.06)          $(0.05)            $(0.06)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                         (9.44)              (7.07)             16.53             5.55               2.95
                                            ------              ------             ------           ------             ------
      Total from investment
        operations                          $(9.47)             $(7.08)            $16.47           $ 5.50             $ 2.89
                                            ------              ------             ------           ------             ------

Less distributions declared to
shareholders -
  From net realized gain on
    investments and foreign
    currency transactions                    (1.04)              (2.01)              --              (0.05)              --
  In excess of net realized gain
    on investments and foreign
    currency transactions                    (0.36)               --                 --              (0.11)              --
                                            ------              ------             ------           ------             ------
      Total distributions declared
        to shareholders                     $(1.40)             $(2.01)            $ --             $(0.16)            $ --
                                            ------              ------             ------           ------             ------
Net asset value - end of period             $17.98              $28.85             $37.94           $21.47             $16.13
                                            ======              ======             ======           ======             ======
Total return                                (33.49)%            (19.61)%            76.71%           34.16%             21.90%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  0.87%               0.85%              0.84%            0.85%              0.90%
  Net investment loss                        (0.14)%             (0.04)%            (0.23)%          (0.29)%            (0.38)%
Portfolio turnover                             231%                200%               176%              71%               112%
Net assets at end of period (000
Omitted)                                $1,462,469          $2,312,406         $2,132,528         $908,987           $384,480

  (S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed to maintain the expenses of the series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss#                                                                                           $(0.05)
        Ratios (to average net assets)
          Expenses##                                                                                                    0.87%
          Net investment loss                                                                                           (0.35)%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED              PERIOD ENDED
                                                               DECEMBER 31,              DECEMBER 31,
SERVICE CLASS SHARES                                                   2001                     2000*
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $28.83                    $35.70
                                                                     ------                    ------
Income (loss) from investment operations# -
  Net investment gain (loss)                                         $(0.08)                   $ 0.00(+)(S)
  Net realized and unrealized loss on investments and
    foreign currency                                                  (9.42)                    (6.87)
                                                                     ------                    ------
    Total from investment operations                                 $(9.50)                   $(6.87)
                                                                     ------                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                             (1.04)                     --
  In excess of net realized gain on investments and
    foreign currency transactions                                     (0.36)                     --
                                                                     ------                    ------
    Total distributions declared to shareholders                     $(1.40)                   $ --
                                                                     ------                    ------
Net asset value - end of period                                      $17.93                    $28.83
                                                                     ======                    ======
Total return                                                         (33.62)%                  (19.66)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.07%                     1.05%+
  Net investment gain (loss)                                          (0.40)%                    0.01%+
Portfolio turnover                                                      231%                      200%
Net assets at end of period (000 Omitted)                           $23,303                   $15,826

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Per share amount was less than $0.01.
(S) The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 157 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $178,388,745. These loans were collateralized by U.S. Treasury securities of $4,623,860 and cash of $180,562,780 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Brinson Private Money Market Fund LLC           180,562,780        $180,562,780

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $217,585 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $27,305 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                    DECEMBER 31, 2001          DECEMBER 31, 2000
--------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                      $    --                    $ 75,210,978
    Long-term capital gain                113,358,257                 56,737,519
                                         ------------               ------------
                                         $113,358,257               $131,948,497
                                         ============               ============

During the year ended December 31, 2001, accumulated net investment loss decreased by $2,429,854, accumulated net realized loss on investments and foreign currency transactions decreased by $94,564, and paid-in capital decreased by $2,524,418 due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

              Capital loss carryforward       $(390,083,908)
              Unrealized Loss                  (112,503,963)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $390,083,908 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor Fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,840,927,567 and $3,731,032,615, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,602,207,700
                                                                --------------
Gross unrealized depreciation                                   $(285,223,129)
Gross unrealized appreciation                                      172,719,047
                                                                --------------
    Net unrealized depreciation                                 $(112,504,082)
                                                                =============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                    YEAR ENDED DECEMBER 31, 2001           YEAR ENDED DECEMBER 31, 2000
                                 -------------------------------      ---------------------------------
                                       SHARES             AMOUNT            SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                        21,983,189       $478,137,400        34,023,627       $1,215,306,804
Shares issued to shareholders in
  reinvestment of distributions     5,349,118        112,171,005         3,782,952          131,948,496
Shares reacquired                 (26,143,372)      (542,992,966)      (13,848,298)        (480,061,336)
                                  -----------       ------------       -----------       --------------
    Net increase                    1,188,935       $ 47,315,439        23,958,281       $  867,193,964
                                  ===========       ============       ===========       ==============

Service Class shares
                                    YEAR ENDED DECEMBER 31, 2001        PERIOD ENDED DECEMBER 31, 2000*
                                 -------------------------------      ---------------------------------
                                       SHARES             AMOUNT            SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                         1,598,654       $ 34,501,113           613,791       $   20,215,807
Shares issued to shareholders in
  reinvestment of distributions        56,697          1,187,237            --                   --
Shares reacquired                    (904,559)       (19,331,871)          (64,771)          (2,110,013)
                                  -----------       ------------       -----------       --------------
    Net increase                      750,792       $ 16,356,479           549,020       $   18,105,794
                                  ===========       ============       ===========       ==============

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $17,566 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The series had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Growth Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Growth Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $113,358,257 as a capital gain dividend for the year ended December 31, 2001.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VEG-2 2/02 239M